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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  May 8, 2001
                       (Date of earliest event reported)



                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                                      63-1097283
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)


          3760 River Run Drive                               35243
          Birmingham, Alabama                              (Zip Code)
(Address of principal executive offices)



                                 (205) 970-7000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

On May 8, 2001, the Registrant issued a press release announcing first quarter 2001 results. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
 (c)     Exhibits

          Exhibit No.       Description
          -----------       -----------
          99.1              Press Release dated May 8, 2001.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of May 8, 2001.


VESTA INSURANCE GROUP, INC.

By:     /s/ Donald W. Thornton
        -----------------------------
Its:    Senior Vice President --
        General Counsel and Secretary